- --------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 23, 1996


                      Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                        333-10743              41-1492786
- ------------------------------      ----------------      --------------------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
          Incorporation)                   Number)         Identification No.)


        6000 Clearwater Drive                                   55343
        Minnetonka, Minnesota                           ------------------
(Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (612) 984-0979
                                                           ---------------

                                    No change
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




- -------------------------------------------------------------------------------

         Item 5.  Other Events

         Filing of Financial Guaranty Insurance Company
         Financials and Consent of Experts


              The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement for the Access Financial Mortgage Loan Trust 1996-3 is attached hereto as
Exhibit 23.1.

              The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996 are attached hereto as Exhibit 99.2.


         Item 7.  Financial Statements and Exhibits

                    (c)    Exhibits

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.                Description
- ----------                 -----------
23.1                       Consent of KPMG Peat Marwick LLP with respect to
                           inclusion of the December 31, 1995 and 1994
                           financial statements of Financial Guaranty Insurance
                           Company.

99.1                       Financial statements of Financial Guaranty Insurance
                           Company as of December 31, 1995 and 1994.

99.2                       Unaudited financial statements of Financial Guaranty
                           Insurance Company as of June 30, 1996.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CARGILL FINANCIAL SERVICES CORPORATION
                           as Sponsor and on behalf of Access Financial
                           Mortgage Loan Trust 1996-3
                         Registrant




                          By: /s/ Kenneth M. Duncan
                              ----------------------------
                              Name:  Kenneth M. Duncan
                              Title: Senior Vice President



Dated:  August 28, 1996

                                  Exhibit Index

                             Description of Exhibit

EXHIBIT NO.                DESCRIPTION
- -----------                ------------
23.1                       Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of
                           Financial Guaranty Insurance Company.


99.1                       Financial statements of Financial Guaranty Insurance
                           Company as of December 31, 1995 and 1994.


99.2                       Unaudited financial statements of Financial Guaranty
                           Insurance Company as of June 30, 1996.
